UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22485

Exact name of registrant as specified in charter:	abrdn Income Credit Strategies Fund

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Sharon Ferrari
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2025

Item 1.	Reports to Stockholders –

(a) A copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) is filed herewith.

abrdn Income Credit Strategies Fund (ACP)
Semi-Annual Report
April 30, 2025
aberdeeninvestments.com

Letter to Shareholders  (unaudited)

Dear Shareholder,
We present the Semi-Annual Report, which covers the activities of abrdn Income Credit Strategies Fund ("ACP" or the “Fund”), for the six-month period ended April 30, 2025. The Fund's primary investment objective is to seek a high level of current income, with a secondary objective of capital appreciation.
Please visit the Fund on the web at https://www.aberdeeninvestments.com/en-us/investor/investment-solutions/closed-end-funds. Here, you can view quarterly commentary on the Fund's performance, monthly fact sheets, distribution and performance information, and other Fund literature.
Total Investment Return1
For the six-month period ended April 30, 2025, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund, respectively, compared to the Fund’s benchmark,  is as follows:
NAV[2],[3]	-1.26%
Market Price[2]	-6.33%
ICE BofAML Global High Yield Constrained (Hedged USD) Index[4]	1.91%
NAV, Market Price and Premium(+)/Discount(-)
The below table represents a comparison between the current six-month period end and the prior fiscal year end of the Fund's market price to NAV and associated Premium(+) and Discount(-).

	NAV	Closing Market Price	Premium(+)/ Discount(-)
4/30/2025	$5.95	$5.61	-5.71%
10/31/2024	$6.53	$6.49	-0.61%
During the six-month period ended April 30, 2025, the Fund’s NAV was within a range of $5.81 to $6.58 and the Fund’s market price traded within a range of $5.17 to $6.55. During the six-month period ended April 30, 2025, the Fund’s shares traded within a range of a premium(+)/discount(-) of -11.02% to 0.15%.
Series A Perpetual Preferred Shares
As of April 30, 2025, the Fund's 5.25% Series A Perpetual Preferred Shares with a liquidation value of $40 million, are rated A2 by Moody's Investors Service. The Preferred Shares are listed on the New York Stock Exchange ("NYSE") under the ticker symbol "ACP PRA." A more detailed description of the Fund's Preferred Shares can be found in the Notes to Financial Statements.
Aberdeen Name Change
On March 4, 2025, abrdn plc, the parent company of the Fund's adviser, announced that it would change its name, and from that date, will use 'Aberdeen' as the principal trading identity for its Investments business. On March 12, 2025, abrdn plc completed the steps to legally change its name to Aberdeen Group plc. Aberdeen has retained 'abrdn' as an operational abbreviation across its subsidiary legal entities (including the Fund's adviser, fund names and descriptors).
Distribution Policy
Distributions to common shareholders for the six-month period ended April 30, 2025 totaled $0.4875 per share. Based on the market price of $5.61 on April 30, 2025, the annualized distribution rate over the six-month period ended April 30, 2025 was 17.38%. Based on the NAV of $5.95 on April 30, 2025, the annualized distribution rate for the six-month period ended April 30, 2025 was 16.39%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.
On May 9, 2025 and June 10, 2025 the Fund announced that it will pay on May 30, 2025 and June 30, 2025, respectively, a distribution of U.S $0.0775 per share to all shareholders of record as of May 22, 2025 and June 23, 2025, respectively.
On December 10, 2024 the Fund announced that is has reduced its monthly distribution from U.S. $0.10 per share to U.S. $0.0775 per share, commencing with the distribution payable on January 10, 2025 to shareholders of record as of December 30, 2024. This represents a change in the annualized distribution rate from 18% to 14% based on NAV as of December 9, 2024. The Fund intends to maintain this distribution level for at least the next 12 months unless there is significant and unforeseen changes in market conditions.

{foots1}
[1]	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data includes investment management fees, custodial charges and administrative fees (such as Trustee and legal fees) and assumes the reinvestment of all distributions.
{foots1}
[2]	Assuming the reinvestment of dividends and distributions.
{foots1}
[3]	The Fund’s total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.
{foots1}
[4]	The ICE BofAML Global High Yield Constrained (Hedged USD) Index tracks the performance of U.S. dollar-, Canadian dollar-, British pound- and euro-denominated below-investment-grade corporate debt publicly issued in the major domestic or eurobond markets. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
abrdn Income Credit Strategies Fund	1

Letter to Shareholders  (unaudited)  (concluded)

The Fund's policy is to provide common shareholders with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. This policy is subject to an annual review as well as regular review at the Board of Trustees' (the "Board") quarterly meetings, unless market conditions require an earlier evaluation.
Revolving Credit Facility
On July 22, 2024, the Fund's senior secured 364-day Revolving Credit Facility with BNP Paribas was amended to extend the scheduled commitment termination date to July 21, 2025 with a committed facility amount of $300,000,000. The Fund's outstanding balance as of April 30, 2025 was $260,000,000 on the Revolving Credit Facility. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund. A more detailed description of the Fund's Revolving Credit Facility can be found in the Notes to Financial Statements.
Unclaimed Share Accounts
Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder  is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.
Open Market Repurchase Program
The Board approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, up to 10% of its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund's investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. If shares are repurchased, the Fund reports repurchase activity on its website on a monthly basis. For the six-months ended April 30, 2025, the Fund did not repurchase any shares through the Program.
On a quarterly basis, the Board will receive information on any transactions made pursuant to this policy during the prior quarter.
Portfolio Holdings Disclosure
The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund's semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC’s website at http://www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.
Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by August 31 of the relevant year: (1) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC’s website at http://www.sec.gov.
Investor Relations Information
As part of Aberdeen's commitment to shareholders, we invite you to visit the Fund on the web at https://www.aberdeeninvestments.com/en-us/investor/investment-solutions/closed-end-funds. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, as well as other Fund literature. Enroll in Aberdeen's email services to receive content related to your fund. In addition, you will receive monthly factsheets based on your preferences. Sign up today at https://www.aberdeeninvestments.com/en-us/investor/investment-solutions/closed-end-funds.
Contact Us:
•	Visit: https://www.aberdeeninvestments.com/en-us/investor/investment-solutions/closed-end-funds
•	Email: Investor.Relations@aberdeenplc.com; or
•	Call: 1-800-522-5465 (toll free in the U.S.).
Yours sincerely,
/s/ Alan Goodson
Alan Goodson
President

{foots1}
All amounts are U.S. Dollars unless otherwise stated.
2	abrdn Income Credit Strategies Fund

Total Investment Return  (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s primary benchmark for the six-month (not annualized), 1-year, 3-year, 5-year and 10-year periods ended April 30, 2025.
	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-1.26%	5.22%	4.27%	8.42%	3.10%
Market Price	-6.33%	1.79%	-0.12%	9.69%	3.25%
ICE BofAML Global High Yield Constrained (Hedged USD) Index	1.91%	9.04%	6.52%	6.06%	4.85%
Bloomberg U.S. Aggregate	2.57%	8.02%	1.95%	-0.67%	1.54%
Performance of a $10,000 Investment (as of April 30, 2025)
This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the periods indicated. For comparison, the same investment is shown in the indicated index.
abrdn Investments Limited and abrdn Inc. assumed responsibility for the management of the Fund as investment adviser and sub adviser, respectively, on December 1, 2017. Performance prior to this date reflects the performance of an unaffiliated investment adviser. The performance above reflects fee waivers and/or expense reimbursements made by the Fund’s current and/or former investment adviser. Absent such waivers and/or reimbursements, the Fund’s returns would be lower. Additionally, abrdn Inc. entered into an agreement with the Fund to limit investor relations services fees. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements.
Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV as of the financial reporting period end date of April 30, 2025. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund or the sale of Fund shares. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at https://www.aberdeeninvestments.com/en-us/investor/investment-solutions/closed-end-funds or by calling 800-522-5465.
The annualized net operating expense ratio, excluding fee waivers, based on the six-month period ended April 30, 2025, was 3.91%. The annualized net operating expense ratio net of fee waivers based on the six-month period ended April 30, 2025 was 3.86%. The annualized net operating expense ratio, net of fee waivers and excluding interest expense based on the six-month period ended April 30, 2025, was 1.95%.
abrdn Income Credit Strategies Fund	3

Portfolio Composition  (as a percentage of net assets) (unaudited)
As of April 30, 2025

Quality of Investments(1)(2)
As of April 30, 2025, 0.0% of the Fund’s investments were invested in securities where either the issue or the issuer was rated “A” or better by S&P Global Ratings ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch Ratings, Inc. ("Fitch") or, if unrated, was judged to be of equivalent quality by abrdn Investments Limited (the "Adviser"). The following table shows the ratings of securities held by the Fund as of April 30, 2025, compared with October 31, 2024 and April 30, 2024:
Date	AAA/Aaa %	A %	BBB/Baa %	BB/Ba %	B %	B or below %	NR %
April 30, 2025	0.0	0.0	2.4	16.1	61.5	19.0	1.0
October 31, 2024	0.1	0.1	0.2	13.2	59.6	23.3	3.5
April 30, 2024	0.0	0.0	0.2	16.9	58.4	21.2	3.3
 The following chart summarizes the composition of the Fund’s portfolio by geographic classification.
Date	Europe %	United States %	United Kingdom %	Other %
April 30, 2025	32.3	31.5	23.3	12.9
October 31, 2024	33.4	30.5	23.8	12.3
April 30, 2024	27.4	34.4	22.0	16.2
Maturity Composition(2)
The average maturity of the Fund’s total investments was 5.0 years as of April 30, 2025, compared with 4.9 years as of October 31, 2024, and 4.3 years as of April 30, 2024. The following table shows the maturity composition of the Fund’s investments as of April 30, 2025, compared with October 31, 2024 and April 30, 2024:
Date	0 to 5 Years %	5 to 10 Years %	10 Years & Over %
April 30, 2025	75.0	22.3	2.7
October 31, 2024	83.7	12.5	3.8
April 30, 2024	84.5	12.2	3.3
Effective Duration
As of April 30, 2025, the effective duration* of the Fund was 5.0 years.
*	Effective duration is a measure of how sensitive bond prices are to changes in interest rates, taking into account any call or put features in the bond.
(1)	For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either S&P, Moody’s or Fitch if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by these rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change. The Investment Manager evaluates the credit quality of unrated investments based upon, but not limited to, credit ratings for similar investments.
(2)	% reflected in below table do not reflect exposure to derivatives.
4	abrdn Income Credit Strategies Fund

Portfolio of Investments (unaudited)
As of April 30, 2025

	Shares or Principal Amount		Value
CORPORATE BONDS—128.8%
ANGOLA—0.3%
Azule Energy Finance PLC, 8.13%, 01/23/2030(a)(b)		$2,504,000	$ 2,413,856
AUSTRIA—0.9%
Benteler International AG, 10.50%, 05/15/2028(a)(b)		6,819,000	6,961,272
BELGIUM—1.1%
Belfius Bank SA, VRN, (fixed rate to 05/06/2031, variable rate thereafter), 6.13%, 05/06/2031(a)(c)	EUR	7,600,000	8,480,519
BRAZIL—3.5%
Braskem Netherlands Finance BV, 8.00%, 10/15/2034(a)(b)		$4,164,000	3,715,329
Minerva Luxembourg SA, 8.88%, 09/13/2033(a)(b)		12,526,000	13,361,209
Samarco Mineracao SA, 0.00% Cash or 9.00% PIK, 06/30/2031(a)(b)(d)		9,217,976	8,675,722
Yinson Boronia Production BV, 8.95%, 07/31/2042(a)(b)(e)		313,213	321,043
Total Brazil			26,073,303
CANADA—1.2%
Saturn Oil & Gas, Inc., 9.63%, 06/15/2029(a)(b)(e)		10,111,000	9,162,259
CHINA—0.0%
Kaisa Group Holdings Ltd., 9.38%, 06/30/2024(a)(b)(f)		3,609,000	153,382
COLOMBIA—0.1%
Ecopetrol SA, 8.88%, 01/13/2033(b)		410,000	410,391
ECUADOR—0.1%
International Airport Finance SA, 12.00%, 03/15/2033(a)(b)(e)		440,007	469,706
FINLAND—1.1%
Citycon OYJ, VRN, (fixed rate to 06/10/2029, variable rate thereafter), 7.88%, 06/10/2029(a)(c)	EUR	7,500,000	8,290,032
FRANCE—7.8%
Altice France SA
4.00%, 07/15/2029(a)(b)		1,482,000	1,353,987
4.25%, 10/15/2029(a)(b)		1,591,000	1,454,959
Forvia SE, 8.00%, 06/15/2030(a)(b)		$5,979,000	5,952,561
Iliad Holding SASU, 8.50%, 04/15/2031(a)(b)		5,011,000	5,285,763
Laboratoire Eimer Selas, 5.00%, 02/01/2029(a)(b)	EUR	13,500,000	13,849,777
Nova Alexandre III SAS
FRN, 7.53%, 07/15/2029(a)(b)(g)		4,147,000	4,742,186
FRN, 7.53%, 07/15/2029(a)(b)(g)		5,600,000	6,403,723
Societe Generale SA
VRN, (fixed rate to 05/26/2026, variable rate thereafter), 4.75%, 05/26/2026(a)(c)		$5,800,000	5,585,428
VRN, (fixed rate to 11/22/2027, variable rate thereafter), 9.38%, 11/22/2027(a)(c)		10,420,000	10,899,693
Viridien, 10.00%, 10/15/2030(a)(b)		3,000,000	2,836,500
Total France			58,364,577
	Shares or Principal Amount		Value

GEORGIA—0.0%
TBC Bank JSC, VRN, (fixed rate to 07/30/2029, variable rate thereafter), 10.25%, 07/30/2029(a)(c)		$294,000	$ 287,388
GERMANY—11.7%
Cheplapharm Arzneimittel GmbH, 7.50%, 05/15/2030(a)(b)	EUR	12,000,000	12,812,539
Deutsche Bank AG, VRN, (fixed rate to 04/30/2026, variable rate thereafter), 7.13%, 04/30/2026(a)(c)	GBP	6,700,000	8,728,190
HT Troplast GmbH
9.38%, 07/15/2028(a)(b)	EUR	7,884,000	9,010,883
9.38%, 07/15/2028(a)(b)		10,600,000	12,115,089
IHO Verwaltungs GmbH, 8.750% Cash or 9.500% PIK, 05/15/2028(a)(b)(d)		3,000,000	3,549,185
Landesbank Baden-Wuerttemberg, VRN, (fixed rate to 10/15/2030, variable rate thereafter), 6.75%, 10/15/2030(a)(c)		12,800,000	14,046,839
Motel One GmbH/Muenchen
7.75%, 04/02/2031(a)(b)		1,725,000	2,063,649
7.75%, 04/02/2031(a)(b)		2,300,000	2,751,533
PrestigeBidCo GmbH, FRN, 6.03%, 07/01/2029(a)(b)(g)		7,156,000	8,140,657
TK Elevator Holdco GmbH, 6.63%, 07/15/2028(a)(b)		12,624,300	14,302,589
Total Germany			87,521,153
IRELAND—3.1%
Cimpress PLC, 7.38%, 09/15/2032(a)(b)		$18,344,000	16,737,532
TrueNoord Capital DAC, 8.75%, 03/01/2030(a)(b)		6,245,000	6,379,143
Total Ireland			23,116,675
ITALY—1.4%
Fibercop SpA, 7.72%, 06/04/2038(a)(b)		3,273,000	3,244,275
Telecom Italia Capital SA, 7.72%, 06/04/2038		6,567,000	6,843,194
Total Italy			10,087,469
JAMAICA—0.2%
Digicel Intermediate Holdings Ltd./Digicel International Finance Ltd./Difl U.S., 0.00% Cash or 9.00% PIK, 05/25/2027(b)(d)		1,500,211	1,503,841
JERSEY—2.9%
Aston Martin Capital Holdings Ltd., 10.00%, 03/31/2029(a)(b)		11,740,000	10,086,852
Waga Bondco Ltd., 8.50%, 06/15/2030(a)(b)	GBP	8,644,000	11,255,484
Total Jersey			21,342,336
LUXEMBOURG—7.9%
Albion Financing 2 SARL, 8.75%, 04/15/2027(a)(b)		$11,735,000	11,845,297
Altice Financing SA, 5.75%, 08/15/2029(a)(b)		2,875,000	2,120,375
Monitchem HoldCo 3 SA
8.75%, 05/01/2028(a)(b)	EUR	9,260,000	10,357,201
8.75%, 05/01/2028(a)(b)		12,500,000	13,981,104

abrdn Income Credit Strategies Fund	5

Portfolio of Investments (unaudited)  (continued)
As of April 30, 2025

Shares or Principal Amount			Value
CORPORATE BONDS (continued)
LUXEMBOURG (continued)
Summer BC Holdco A SARL, 9.25%, 10/31/2027(a)(b)	EUR	16,128,842	$ 18,203,048
Summer BC Holdco B SARL, 5.88%, 02/15/2030(a)(b)		2,299,000	2,541,572
Total Luxembourg			59,048,597
MEXICO—3.2%
Petroleos Mexicanos
6.50%, 03/13/2027		$2,250,000	2,198,389
5.95%, 01/28/2031(b)		15,709,000	12,997,059
6.75%, 09/21/2047		875,000	587,672
Saavi Energia SARL, 8.88%, 02/10/2035(a)(b)		8,099,000	8,139,495
Total Mexico			23,922,615
NETHERLANDS—0.7%
Ziggo Bond Co. BV
5.13%, 02/28/2030(a)(b)		2,700,000	2,393,612
5.13%, 02/28/2030(a)(b)		3,000,000	2,658,495
Total Netherlands			5,052,107
NIGERIA—0.9%
Access Bank PLC, 6.13%, 09/21/2026(a)		526,000	505,044
BOI Finance BV, 7.50%, 02/16/2027(a)(h)	EUR	464,000	515,397
IHS Holding Ltd.
7.88%, 05/29/2030(a)(b)		$2,589,000	2,495,840
8.25%, 11/29/2031(a)(b)		3,000,000	2,890,200
Total Nigeria			6,406,481
PERU—0.0%
Petroleos del Peru SA, 5.63%, 06/19/2047(a)		522,000	320,043
SLOVENIA—3.0%
Summer BidCo BV
10.000% Cash or 10.750% PIK, 02/15/2029(a)(b)(d)	EUR	8,151,614	9,519,280
10.000% Cash or 10.750% PIK, 02/15/2029(a)(b)(d)		10,959,000	12,797,684
Total Slovenia			22,316,964
SOUTH AFRICA—0.1%
Liquid Telecommunications Financing PLC, 5.50%, 09/04/2026(a)(b)		$400,000	328,200
SWITZERLAND—1.8%
Consolidated Energy Finance SA
6.50%, 05/15/2026(a)(b)		2,082,000	2,006,894
12.00%, 02/15/2031(a)(b)		12,772,000	11,513,659
Total Switzerland			13,520,553
TURKEY—0.8%
WE Soda Investments Holding PLC, 9.50%, 10/06/2028(a)(b)		5,742,000	5,872,631
Yapi ve Kredi Bankasi AS, VRN, (fixed rate to 01/17/2029, variable rate thereafter), 9.25%, 01/17/2034(a)(b)		262,000	267,993
Total Turkey			6,140,624
UKRAINE—0.1%
Ukraine Railways Via Rail Capital Markets PLC, 8.25%, 07/09/2026(a)(f)		543,727	472,836
	Shares or Principal Amount		Value

UNITED KINGDOM—29.1%
888 Acquisitions Ltd., 7.56%, 07/15/2027(a)(b)	EUR	16,650,000	$ 18,841,213
BCP V Modular Services Finance II PLC, 6.13%, 11/30/2028(a)(b)	GBP	6,100,000	7,702,758
BCP V Modular Services Finance PLC, 6.75%, 11/30/2029(a)(b)	EUR	17,823,000	18,126,383
Bellis Acquisition Co. PLC
8.13%, 05/14/2030(a)(b)	GBP	2,900,000	3,608,095
8.13%, 05/14/2030(a)(b)		10,620,000	13,213,094
Bracken MidCo1 PLC, 6.750% Cash or 7.500% PIK, 11/01/2027(a)(b)(d)		10,000,000	13,017,231
Connect Finco SARL/Connect U.S. Finco LLC, 9.00%, 09/15/2029(a)(b)		$20,543,000	19,217,329
Edge Finco PLC, 8.13%, 08/15/2031(a)(b)	GBP	4,000,000	5,406,767
eG Global Finance PLC, 11.00%, 11/30/2028(a)(b)	EUR	7,800,000	9,786,129
EnQuest PLC, 11.63%, 11/01/2027(a)(b)		$23,350,000	22,798,821
Iceland Bondco PLC, 10.88%, 12/15/2027(a)(b)	GBP	9,400,000	13,256,907
INEOS Quattro Finance 2 PLC, 9.63%, 03/15/2029(a)(b)		$3,519,000	3,387,038
Intu Properties PLC, 11.00%, 12/04/2025(i)(j)	GBP	5,149,021	6,909,453
Motion Finco SARL, 7.38%, 06/15/2030(a)(b)	EUR	8,200,000	9,017,855
OEG Finance PLC, 7.25%, 09/27/2029(a)(b)		3,499,000	4,008,461
Project Grand U.K. PLC, 9.00%, 06/01/2029(a)(b)		19,148,000	22,839,536
Sherwood Financing PLC, 9.63%, 12/15/2029(a)(b)	GBP	11,028,000	14,626,204
Stonegate Pub Co. Financing PLC, FRN, 9.15%, 07/31/2029(a)(b)(g)	EUR	10,040,000	11,498,362
Total United Kingdom			217,261,636
UNITED STATES—43.3%
1261229 BC Ltd., 10.00%, 04/15/2032(a)(b)		$4,123,000	4,037,135
Affinity Interactive, 6.88%, 12/15/2027(a)(b)		24,822,000	17,796,629
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 2.13%, 08/15/2026(a)(b)	EUR	10,000,000	10,039,321
CD&R Smokey Buyer, Inc./Radio Systems Corp., 9.50%, 10/15/2029(a)(b)		$12,550,000	10,770,127
CHS/Community Health Systems, Inc.
6.00%, 01/15/2029(a)(b)		985,000	917,595
5.25%, 05/15/2030(a)(b)		12,110,000	10,331,676
10.88%, 01/15/2032(a)(b)		10,106,000	10,434,526
Cloud Software Group, Inc.
6.50%, 03/31/2029(a)(b)		850,000	850,305
9.00%, 09/30/2029(a)(b)		6,266,000	6,312,554
8.25%, 06/30/2032(a)(b)		4,898,000	5,109,192
Cornerstone Building Brands, Inc.
6.13%, 01/15/2029(a)(b)		12,809,000	8,591,865
9.50%, 08/15/2029(a)(b)		10,855,000	9,444,012

6	abrdn Income Credit Strategies Fund

Portfolio of Investments (unaudited)  (continued)
As of April 30, 2025

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
UNITED STATES (continued)
CSC Holdings LLC
6.50%, 02/01/2029(a)(b)		$3,441,000	$ 2,814,185
5.75%, 01/15/2030(a)(b)		5,407,000	2,711,824
4.13%, 12/01/2030(a)(b)		3,925,000	2,690,072
5.00%, 11/15/2031(a)(b)		862,000	387,708
Dcli Bidco LLC, 7.75%, 11/15/2029(a)(b)		4,946,000	4,607,299
Encore Capital Group, Inc., 9.25%, 04/01/2029(a)(b)		3,760,000	3,969,018
Fiesta Purchaser, Inc., 9.63%, 09/15/2032(a)(b)		17,389,000	18,182,495
Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL, 7.88%, 05/01/2029(a)(b)	EUR	9,253,000	10,453,964
Hilcorp Energy I LP/Hilcorp Finance Co.
6.88%, 05/15/2034(a)(b)		$3,000,000	2,549,418
7.25%, 02/15/2035(a)(b)		8,533,000	7,434,142
ITT Holdings LLC, 6.50%, 08/01/2029(a)(b)		11,321,000	10,336,744
MajorDrive Holdings IV LLC, 6.38%, 06/01/2029(a)(b)		23,118,000	17,006,639
MIWD Holdco II LLC/MIWD Finance Corp., 5.50%, 02/01/2030(a)(b)		5,733,000	5,166,412
Nabors Industries, Inc., 8.88%, 08/15/2031(a)(b)		11,180,000	7,582,700
Neptune Bidco U.S., Inc., 9.29%, 04/15/2029(a)(b)		11,613,000	10,335,570
New Cotai LLC, 5.00%, 02/02/2027(i)(j)		1,202,874	1,430,217
Organon & Co./Organon Foreign Debt Co-Issuer BV, 7.88%, 05/15/2034(a)(b)		15,748,000	14,504,184
Owens & Minor, Inc., 10.00%, 04/15/2030(a)(b)		8,158,000	8,420,010
Owens-Brockway Glass Container, Inc., 7.25%, 05/15/2031(a)(b)		12,521,000	12,433,940
Sanchez Energy Corp., 7.25%, 07/15/2023(f)		257,000	2,570
Staples, Inc., 10.75%, 09/01/2029(a)(b)		18,928,000	16,399,499
Turning Point Brands, Inc., 7.63%, 03/15/2032(a)(b)		5,286,000	5,493,016
Univision Communications, Inc., 8.50%, 07/31/2031(a)(b)		14,875,000	14,046,114
Venture Global LNG, Inc., VRN, (fixed rate to 09/30/2029, variable rate thereafter), 9.00%, 09/30/2029(a)(c)		20,462,000	17,587,803
Vital Energy, Inc.
7.75%, 07/31/2029(a)(b)		1,335,000	1,125,715
9.75%, 10/15/2030(b)		4,612,000	3,907,145
7.88%, 04/15/2032(a)(b)		9,173,000	7,126,438
Walgreens Boots Alliance, Inc., 8.13%, 08/15/2029(b)		18,564,000	19,314,895
Total United States			322,654,673
ZAMBIA—2.5%
First Quantum Minerals Ltd.
6.88%, 10/15/2027(a)(b)		6,311,000	6,233,565
8.63%, 06/01/2031(a)(b)		7,990,000	8,098,296
8.00%, 03/01/2033(a)(b)		4,219,000	4,174,189
Total Zambia			18,506,050
Total Corporate Bonds			960,589,538
Shares or Principal Amount			Value
GOVERNMENT BONDS—3.3%
ARGENTINA—0.3%
Argentina Republic Government International Bonds
4.13%, 07/09/2035(b)(e)(k)		$2,949,672	$ 1,967,088
5.00%, 01/09/2038(b)(e)(k)		543,200	378,196
Total Argentina			2,345,284
COLOMBIA—1.3%
Colombia Government International Bonds, 8.38%, 11/07/2054(b)		10,769,000	9,849,590
EGYPT—1.5%
Egypt Government International Bonds
7.63%, 05/29/2032(a)		11,649,000	9,915,396
8.50%, 01/31/2047(a)		1,223,000	887,311
7.90%, 02/21/2048(a)		928,000	638,928
Total Egypt			11,441,635
IVORY COAST—0.1%
Ivory Coast Government International Bonds, 6.63%, 03/22/2048(a)(e)	EUR	919,000	781,650
NIGERIA—0.1%
Nigeria Government International Bonds, 7.63%, 11/28/2047(a)		$634,000	449,233
Total Government Bonds			24,867,392
BANK LOANS—2.4%
UNITED KINGDOM—2.4%
Amber Finco PLC 2024 EUR Term Loan B2, 5.86%, 06/11/2029(g)	EUR	3,500,000	3,951,761
CD&R Firefly Bidco Ltd. 2024 GBP Term Loan B5, 10.20%, 06/21/2028(g)	GBP	9,700,000	12,636,335
Impala Bidco 0 Ltd. GBP Term Loan B, 9.46%, 06/08/2028(g)		1,000,000	984,533
Total United Kingdom			17,572,629
UNITED STATES—0.0%
MLN U.S. HoldCo LLC
USD 2nd Lien Term Loan B1, 15.20%, 10/18/2027(g)		$1,928,718	4,822
2022 Third Out Term Loan, 17.75%, 10/18/2027(g)		971,200	2,428
Total United States			7,250
Total Bank Loans			17,579,879
COMMON STOCKS—0.2%
AUSTRALIA—0.0%
BIS Industries Ltd.(i)(j)(l)		804,308	–
HONG KONG—0.1%
Studio City International Holdings Ltd., ADR(l)		98,050	288,267
Studio City International Holdings Ltd., ADR(l)		183,525	539,564
Total Hong Kong			827,831
UNITED STATES—0.1%
Foresight Energy LLC(i)(j)(l)		74,058	639,116
New Cotai LLC(i)(j)(l)		971,487	221,499
Thunderbird Resources Equity, Inc.(i)(j)(l)		7	–

abrdn Income Credit Strategies Fund	7

Portfolio of Investments (unaudited)  (continued)
As of April 30, 2025

Shares or Principal Amount		Value
COMMON STOCKS (continued)
UNITED STATES (continued)
TR Apparel Holdings LLC MIlestone Interest 1(j)(l)	–	$ 117,950
TR Apparel Holdings LLC Milestone Interest 2(j)(l)	–	58,974
Total United States		1,037,539
Total Common Stocks		1,865,370
SHORT-TERM INVESTMENT—4.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.29(m)	30,947,338	30,947,338
Total Short-Term Investment		30,947,338
Total Investments (Cost $1,071,248,455)(n)—138.8%		1,035,849,517
Long Term Debt Securities		(260,000,000)
Liabilities in Excess of Other Assets—(4.0%)		(29,764,434)
Net Assets—100.0%		$746,085,083

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	The maturity date presented for these instruments represents the next call/put date.
(c)	Perpetual maturity. Maturity date presented represents the next call date.
(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(e)	Sinkable security.
(f)	Security is in default.
(g)	Variable or Floating Rate security. Rate disclosed is as of April 30, 2025.
(h)	Denotes the security is government guaranteed.
(i)	Illiquid security.
(j)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(k)	Step bond. Rate disclosed is as of April 30, 2025.
(l)	Non-income producing security.
(m)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2025.
(n)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
EUR	Euro Currency
FRN	Floating Rate Note
GBP	British Pound Sterling
HKD	Hong Kong Dollar
PIK	Payment-In-Kind
PLC	Public Limited Company
USD	U.S. Dollar
VRN	Variable Rate Note

As of April 30, 2025, the Fund held the following forward foreign currency contracts:

Purchase Contracts Settlement Date*	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
British Pound/United States Dollar
05/15/2025	Citibank N.A.	GBP	630,706	USD	814,983	$840,561	$25,578
Euro/United States Dollar
05/15/2025	Goldman Sachs & Co.	EUR	992,778	USD	1,133,996	1,125,349	(8,647)
05/15/2025	Morgan Stanley & Co.	EUR	1,740,694	USD	1,976,161	1,973,138	(3,023)
05/15/2025	Royal Bank of Canada	EUR	2,329,014	USD	2,585,083	2,640,020	54,937
05/15/2025	Royal Bank of Canada	EUR	2,525,136	USD	2,875,107	2,862,331	(12,776)
05/15/2025	UBS AG	EUR	955,695	USD	1,057,348	1,083,314	25,966
05/15/2025	UBS AG	EUR	2,430,764	USD	2,778,513	2,755,358	(23,155)
Hong Kong Dollar/United States Dollar
05/15/2025	HSBC Bank PLC	HKD	67,615	USD	8,716	8,719	3
05/15/2025	HSBC Bank PLC	HKD	158,509	USD	20,442	20,440	(2)
05/15/2025	Morgan Stanley & Co.	HKD	119,637	USD	15,419	15,427	8
05/15/2025	UBS AG	HKD	150,517	USD	19,403	19,409	6
05/15/2025	UBS AG	HKD	332,648	USD	42,928	42,895	(33)
Total						$13,386,961	$58,862

8	abrdn Income Credit Strategies Fund

Portfolio of Investments (unaudited)  (concluded)
As of April 30, 2025

Sale Contracts Settlement Date*	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/British Pound
05/15/2025	HSBC Bank PLC	USD	1,063,044	GBP	810,679	$1,080,416	$(17,372)
05/15/2025	Morgan Stanley & Co.	USD	713,683	GBP	535,886	714,191	(508)
05/15/2025	Royal Bank of Canada	USD	108,594,037	GBP	84,791,000	113,003,509	(4,409,472)
United States Dollar/Euro
05/15/2025	Citibank N.A.	USD	156,620,261	EUR	141,515,427	160,412,744	(3,792,483)
05/15/2025	Deutsche Bank AG	USD	3,496,902	EUR	3,072,786	3,483,112	13,790
05/15/2025	Goldman Sachs & Co.	USD	1,721,528	EUR	1,515,631	1,718,021	3,507
05/15/2025	Morgan Stanley & Co.	USD	3,248,910	EUR	2,850,801	3,231,484	17,426
05/15/2025	Morgan Stanley & Co.	USD	1,655,402	EUR	1,495,251	1,694,920	(39,518)
05/15/2025	Royal Bank of Canada	USD	2,068,966	EUR	1,817,168	2,059,824	9,142
05/15/2025	UBS AG	USD	3,046,721	EUR	2,676,321	3,033,704	13,017
05/15/2025	UBS AG	USD	150,484,504	EUR	135,965,803	154,122,048	(3,637,544)
United States Dollar/Hong Kong Dollar
05/15/2025	Goldman Sachs & Co.	USD	6,799	HKD	52,676	6,793	6
05/15/2025	HSBC Bank PLC	USD	11,705	HKD	90,725	11,699	6
05/15/2025	HSBC Bank PLC	USD	4,936	HKD	38,285	4,937	(1)
05/15/2025	Morgan Stanley & Co.	USD	15,675	HKD	121,554	15,675	–
05/15/2025	Morgan Stanley & Co.	USD	11,458	HKD	88,873	11,460	(2)
05/15/2025	UBS AG	USD	343,579	HKD	2,663,087	343,409	170
Total						$444,947,946	$(11,839,836)
Unrealized appreciation on forward foreign currency exchange contracts							$163,562
Unrealized depreciation on forward foreign currency exchange contracts							$(11,944,536)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.
abrdn Income Credit Strategies Fund	9

Statement of Assets and Liabilities  (unaudited)
As of April 30, 2025

Assets
Investments, at value (cost $1,040,301,117)	$ 1,004,902,179
Short-term investment, at value (cost $30,947,338)	30,947,338
Foreign currency, at value (cost $1,465,002)	1,464,140
Cash	16,167
Receivable for investments sold	1,266,205
Interest and dividends receivable	24,271,675
Unrealized appreciation on forward foreign currency exchange contracts	163,562
Prepaid expenses in connection with preferred shares (Note 5)	2,056
Prepaid expenses in connection with the shelf registration (Note 5)	102,969
Prepaid expenses in connection with Revolving Credit Facility (Notes 7 & 8)	3,142
Prepaid expenses	20,586
Total assets	1,063,160,019
Liabilities
Revolving Credit Facility payable (Note 8)	260,000,000
Unrealized depreciation on forward foreign currency exchange contracts	11,944,536
Payable for investments purchased	3,481,008
Investment advisory fees payable (Note 3)	1,034,417
Dividend payable on preferred shares	175,168
Administration fees payable (Note 3)	106,363
Investor relations fees payable (Note 3)	30,264
Other accrued expenses	303,180
Total liabilities	277,074,936
Cumulative Preferred Shares, $0.001 par value
Series A Preferred Shares (5.25%, $25.00 liquidation value per share, 1,600,000 shares outstanding) (Note 7)	40,000,000
Net Assets Applicable to Common Shareholders	$746,085,083
Composition of Net Assets Attributable to Common Shareholders
Common stock (par value $0.001 per share) (Note 5)	$ 125,471
Paid-in capital in excess of par	1,245,228,668
Accumulated loss	(499,269,056)
Net Assets	$746,085,083
Net asset value per share based on 125,470,678 common shares issued and outstanding	$5.95

See accompanying Notes to Financial Statements.
10	abrdn Income Credit Strategies Fund

Statement of Operations  (unaudited)
For the Six-Month Period Ended April 30, 2025

Net Investment Income
Investment Income:
Interest income (net of foreign withholding taxes of $21,796)	$ 47,743,341
Total investment income	47,743,341
Expenses:
Investment advisory fee (Note 3)	6,690,268
Administration fee (Note 3)	659,194
Trustees' fees and expenses	145,630
Legal fees and expenses	70,127
Reports to shareholders and proxy solicitation	62,313
Independent auditors’ fees and tax expenses	48,816
Investor relations fees and expenses (Note 3)	42,852
Custodian’s fees and expenses	32,323
Transfer agent’s fees and expenses	15,573
Miscellaneous	106,082
Total operating expenses, excluding interest expense	7,873,178
Interest expense and commitment fee on credit facility (Note 8)	7,510,379
Total operating expenses before reimbursed/waived expenses	15,383,557
Investment advisor waiver	(197,970)
Net expenses	15,185,587

Net Investment Income	32,557,754
Net Realized/Unrealized Gain/(Loss):
Net realized gain/(loss) from:
Investments (Note 2j)	(12,757,604)
Forward foreign currency exchange contracts	5,524,775
Foreign currency transactions	(444,877)
(7,677,706)
Net change in unrealized appreciation/depreciation on:
Investments (Note 2j)	(19,227,183)
Forward foreign currency exchange contracts	(18,030,197)
Foreign currency translation	870,495
(36,386,885)
Net realized and unrealized gain from investments, forward foreign currency exchange and foreign currencies	(44,064,591)
Change in Net Assets Resulting from Operations	$(11,506,837)
Total distributions to preferred shareholders	(1,044,166)
Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	$(12,551,003)

See accompanying Notes to Financial Statements.
abrdn Income Credit Strategies Fund	11

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2025 (unaudited)	For the Year Ended October 31, 2024
Increase/(Decrease) in Net Assets:
Operations:
Net investment income	$32,557,754	$39,648,053
Net realized loss from investments, forward foreign currency exchange contracts and foreign currency transactions	(7,677,706)	(20,028,392)
Net change in unrealized appreciation/depreciation investments, forward foreign currency exchange and foreign currency translations	(36,386,885)	58,293,855
Net increase/(decrease) in net assets applicable to common shareholders resulting from operations	(11,506,837)	77,913,516
Distributions to Preferred Shareholders from:
Distributable earnings	(1,044,166)	(2,105,833)
Net decrease in net assets from distributions to preferred shareholders	(1,044,166)	(2,105,833)
Net decrease in net assets attributable to common shareholders resulting from operations	(12,551,003)	75,807,683
Distributions to Common Shareholders from:
Distributable earnings	(61,166,956)	(37,208,284)
Return of capital	–	(45,277,611)
Net decrease in net assets applicable to common shareholders from distributions	(61,166,956)	(82,485,895)
Proceeds from shares issued from the reorganization resulting in the issuance of 0 and 73,330,068 shares of common stock, respectively (Note 13)	–	486,432,247
Reinvestment of dividends resulting in the issuance of 0 and 30,660 shares of common stock, respectively	–	204,792
Change in net assets from capital transactions	–	486,637,039
Change in net assets applicable to common shareholders	(73,717,959)	479,958,827
Net Assets:
Beginning of period	819,803,042	339,844,215
End of period	$746,085,083	$819,803,042
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
12	abrdn Income Credit Strategies Fund

Statement of Cash Flows  (unaudited)
For the Six-Month Period Ended  April 30, 2025

Cash flows from operating activities:
Net increase/(decrease) in net assets resulting from operations	$ (11,506,837)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(401,058,339)
Investments sold and principal repayments	380,447,499
Net change in short-term investments, excluding foreign government bonds	31,693,922
Net amortization/accretion of premium/(discount)	(3,513,118)
Net payment-in-kind interest income	(2,042,419)
Increase in interest, dividends and other receivables	(2,136,608)
Net change in unrealized depreciation on forward foreign currency exchange contracts	18,030,197
Increase in prepaid expenses	(23,652)
Decrease in accrued investment advisory fee payable	(29,770)
Decrease in other accrued expenses	(123,905)
Net change in unrealized depreciation of investments	19,227,183
Net change in unrealized appreciation on foreign currency translation	(870,495)
Net realized loss on investments transactions	12,757,604
Net cash provided by operating activities	40,851,262
Cash flows from financing activities:
Borrowings on Revolving Credit Facility	20,000,000
Distributions paid to shareholders	(62,211,122)
Net cash used in financing activities	(42,211,122)
Effect of exchange rate on cash	44,097
Net change in cash	(1,315,763)
Unrestricted and restricted cash and foreign currency, beginning of period	2,796,070
Unrestricted and restricted cash and foreign currency, end of period	$1,480,307
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowing	$7,510,379
See accompanying Notes to Financial Statements.
abrdn Income Credit Strategies Fund	13

Statement of Cash Flows  (unaudited)  (concluded)
For the Six-Month Period Ended  April 30, 2025

Reconciliation of unrestricted and restricted cash to the statement of assets and liabilities
Year Ended April 30, 2025 (unaudited)
Cash	$ 16,167
Foreign currency, at value	1,464,140
$1,480,307

See accompanying Notes to Financial Statements.
14	abrdn Income Credit Strategies Fund

Financial Highlights

	For the Six-Month Period Ended April 30,	For the Fiscal Years Ended October 31,
	2025 (unaudited)	2024	2023	2022	2021	2020
PER SHARE OPERATING PERFORMANCE:
Net asset value per common share, beginning of period	$6.53	$6.52	$6.72	$10.45	$10.15	$12.46
Net investment income(a)	0.26	0.56	0.57	0.87	0.98	0.87
Net realized and unrealized gains/(losses) on investments, forward foreign currency exchange contracts and foreign currency transactions	(0.35)	0.68	0.47	(3.35)	1.11	(1.07)
Total from investment operations applicable to common shareholders	(0.09)	1.24	1.04	(2.48)	2.09	(0.20)
Distributions to preferred shareholders from:
Net investment income	(0.01)	(0.03)	(0.05)	(0.09)	(0.05)	–
Net increase/(decrease) in net assets attributable to common shareholders resulting from operations	(0.10)	1.21	0.99	(2.57)	2.04	–
Distributions to common shareholders from:
Net investment income	(0.48)	(0.54)	(0.72)	(1.20)	(1.13)	(0.77)
Return of capital	–	(0.66)	(0.48)	–	(0.07)	(0.63)
Total distributions	(0.48)	(1.20)	(1.20)	(1.20)	(1.20)	(1.40)
Capital Share Transactions:
Offering costs for preferred shares charged to paid-in-capital	–	–	–	–	(0.11)	–
Impact of shelf offering	–	–	0.01	0.04	–	–
Dilutive effect of rights offer (Note 5)	–	–	–	–	(0.43)	(0.71)
Total capital share transactions	–	–	0.01	0.04	(0.54)	–
Net asset value per common share, end of period	$5.95	$6.53	$6.52	$6.72	$10.45	$10.15
Market price, end of period	$5.61	$6.49	$5.78	$6.37	$11.30	$9.18
Total Investment Return Based on(b):
Market price	(6.33%)	34.41%	8.05%	(34.92%)	37.13%	(6.16%)
Net asset value	(1.26%)	19.89%(c)	15.54%(c)	(25.76%)(c)	14.69%	(5.65%)
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets including liquidation value of preferred shares, end of year(000 omitted)	$786,085	$859,803	$379,844	$206,650	$283,077	$–
Net assets applicable to common shareholders, end of period (000 omitted)	$746,085	$819,803	$339,844	$166,650	$243,077	$176,871
Average net assets applicable to common shareholders (000 omitted)	$793,900	$480,689	$294,262	$206,720	$218,990	$181,152
Gross operating expenses, excluding fee waivers	3.91%(d)	4.44%	4.80%	3.95%	3.01%	3.24%
Net operating expenses, net of fee waivers	3.86%(d)	4.28%	4.56%	3.70%	2.86%	3.06%
See accompanying Notes to Financial Statements.
abrdn Income Credit Strategies Fund	15

Financial Highlights  (concluded)

	For the Six-Month Period Ended April 30,	For the Fiscal Years Ended October 31,
	2025 (unaudited)	2024	2023	2022	2021	2020
Net operating expenses, net of fee waivers/recoupment, excluding interest expense, commitment fee and loan servicing fees	1.95%(d)	2.04%	2.26%	2.48%	2.24%	2.15%
Net Investment income	8.27%(d)	8.25%	8.25%	10.10%	8.75%	8.26%
Portfolio turnover	34%(e)	76%(f)	83%	66%	63%	97%
Senior securities (loan facility) outstanding (000 omitted)	$260,000	$240,000	$105,000	$88,000	$118,000	$81,200
Asset coverage ratio on senior securities at period end(g)	402%	458%	462%	335%	340%	318%
Perpetual preferred shares (000 omitted)	$40,000	$40,000	$40,000	$40,000	$40,000	$–
Asset coverage per $1000 on senior securities at period end	$4,023	$4,583	$4,618	$3,348	$3,399	$3,178
Asset coverage ratio on total leverage at period end(h)	349%	393%	334%	230%	254%	318%
Asset coverage per $1,000 on total leverage at period end	$3,487	$3,928	$3,344	$2,302	$2,538	$3,178
Involuntary Liquidating Preference Per Unit	$25.00	$25.00	$25.00	$25.00	$25.00	$–
Average Market Value Per Unit	$22.40	$23.63	$22.21	$24.40	$26.56	$–

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(c)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(d)	Annualized.
(e)	Not annualized.
(f)	The portfolio turnover calculation excludes $347,438,325 and $516,168,819 of proceeds received and cost of investments related to rebalancing the portfolio after the fund reorganizations which occurred on July 19, 2024 and September 20, 2024.
(g)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Series A Perpetual Preferred Shares, for investment purposes by the amount of any senior securities, which includes the revolving credit facility and then multiplying by $1,000.
(h)	Asset coverage ratio is calculated by dividing net assets as of each fiscal period end plus the amount of any borrowings for investment purposes outstanding as of each fiscal period end by the amount of any borrowings as of each fiscal period end, and then multiplying by $1,000.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
16	abrdn Income Credit Strategies Fund

Notes to  Financial Statements (unaudited)
April 30, 2025

1.  Organization
abrdn Income Credit Strategies Fund (the “Fund” or "ACP") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company. The Fund is diversified for purposes of 1940 Act. Pursuant to guidance from the Securities and Exchange Commission (the "SEC"), the Fund’s classification changed from a non-diversified fund to a diversified fund. As a result of this classification change, the Fund is limited in the proportion of its assets that may be invested in the securities of a single issuer. The Fund’s primary investment objective is to seek a high level of current income, with a secondary objective of capital appreciation. The Fund commenced operations on January 27, 2011.
2.  Summary of Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America ("U.S. GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency.
a.  Security Valuation:
The Fund values its securities at fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date, also referred to as market value. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated abrdn Investments Limited (the "Adviser") as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size and the strategies employed by the Valuation Designee generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller “odd lot” sizes which may be effected at lower, or higher, prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.
Senior loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading

abrdn Income Credit Strategies Fund	17

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2025

characteristics, institutional-size trading in similar groups of securities and other market data.
Derivative instruments are valued at fair value. Exchange-traded futures are generally Level 1 investments and centrally cleared swaps and forwards are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of the Fund’s assets are determined in good faith in accordance with the Valuation Procedures.
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. Under normal circumstances the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Adviser may be classified as Level 2 or Level 3 depending on the nature of the inputs.
The three-level hierarchy of inputs is summarized below:
Level 1 - quoted prices (unadjusted) in active markets for identical investments;
Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk, etc.); or
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

18	abrdn Income Credit Strategies Fund

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2025

A summary of standard inputs is listed below:
Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Forward foreign currency contracts	Forward exchange rate quotations.
The following is a summary of the inputs used as of April 30, 2025 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets
Investments in Securities
Bank Loans	$–	$17,579,879	$–	$17,579,879
Common Stocks	827,831	–	1,037,539	1,865,370
Corporate Bonds	–	952,249,868	8,339,670	960,589,538
Government Bonds	–	24,867,392	–	24,867,392
Short-Term Investment	30,947,338	–	–	30,947,338
Total Investments	$31,775,169	$994,697,139	$9,377,209	$1,035,849,517
Other Financial Instruments
Foreign Currency Exchange Contracts	$–	$163,562	$–	$163,562
Total Investment Assets	$31,775,169	$994,860,701	$9,377,209	$1,036,013,079
Liabilities
Other Financial Instruments
Foreign Currency Exchange Contracts	$–	$(11,944,536)	$–	$(11,944,536)
Total Investment Liabilities	$–	$(11,944,536)	$–	$(11,944,536)
Amounts listed as “–” are $0 or round to $0.
abrdn Income Credit Strategies Fund	19

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2025

Rollforward of Level 3 Fair Value Measurements For the Six Months Ended April 30, 2025
Investments in Securities	Balance as of October 31, 2024	Accrued Discounts (Premiums)	Net Realized Gain (Loss) and Change in Unrealized Appreciation/ Depreciation	Net Purchases	Net Sales	Balance as of April 30, 2025	Change in Unrealized Appreciation/ Depreciation from Investments Held at April 30, 2025
Corporate Bonds
United Kingdom	$6,200,923	$(15,887)	$235,353	$6,623,597	$(6,134,533)	$6,909,453	$233,420
United States	2,663,170	5,354	(1,268,598)	30,291	-	1,430,217	(1,268,598)
Common Stocks
Australia	-	-	-	-	-	-	-
United States	5,621,821	-	(1,486,167)	176,924	(3,275,039)	1,037,539	(830,943)
Preferred Stocks
United States	318,675	-	-	-	(318,675)	-	-
Total	$14,804,589	$(10,533)	$(2,519,412)	$6,830,812	$(9,728,247)	$9,377,209	$(1,866,121)
Amounts listed as “–” are $0 or round to $0.
For the six-month period ended April 30, 2025, there were no significant changes to the fair valuation methodologies.
Description	Fair Value at 04/30/25	Valuation Technique (s)	Unobservable Inputs	Range	Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Common Stocks	$221,499	Market Approach	NAV Liquidation	N/A	N/A	Increase
	$639,116	Market Approach	EBITDA Multiple Revenue multiple	0.93x - 0.96x 3.18x - 6.59x	0.95x 4.89x	Increase Increase
	$176,924	Market Approach	Discount Rate	10.00% - 50.00%	23.33%	Decrease
Corporate Bonds	$6,909,453	Income approach	Discount Rate	1.60	1.60	Decrease
	$1,430,217	Market Approach	NAV Liquidation	N/A	N/A	Increase
Total	$9,377,209
Amounts listed as “–” are $0 or round to $0.
b.  Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.
c.  Foreign Currency Translation:
Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the

20	abrdn Income Credit Strategies Fund

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2025

Valuation Time, as provided by an independent pricing service approved by the Board.
Foreign currency amounts are translated into U.S. Dollars on the following basis:
(i) fair value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and
(ii) purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Fund does not isolate that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period.
Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund's investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.
d.  Derivative Financial Instruments:
The Fund is authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.
Forward Foreign Currency Exchange Contracts:
A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund's currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies.
The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts' prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates. During the six-month period ended April 30, 2025, the Fund used forward contracts to hedge its currency exposure.
While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.
Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

abrdn Income Credit Strategies Fund	21

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2025

Summary of Derivative Instruments:
The Fund may use derivatives for various purposes as noted above.
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other	Total

Assets:
Unrealized appreciation on:
Forward Foreign Currency Exchange Contracts	$–	$163,562	$–	$–	$–	$–	$163,562
Total	$–	$163,562	$–	$–	$–	$–	$163,562
Liabilities:
Unrealized depreciation on:
Forward Foreign Currency Exchange Contracts	$–	$11,944,536	$–	$–	$–	$–	$11,944,536
Total	$–	$11,944,536	$–	$–	$–	$–	$11,944,536
Amounts listed as “–” are $0 or round to $0.
The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of April 30, 2025 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description	Assets				Liabilities
Foreign Currency Exchange Contracts
Citibank N.A.	$25,578	$(25,578)	$–	$–	$3,792,483	$(25,578)	$–	$3,766,905
Deutsche Bank AG	13,790	–	–	13,790	–	–	–	–
Goldman Sachs & Co.	3,513	(3,513)	–	–	8,647	(3,513)	–	5,134
HSBC Bank PLC	9	(9)	–	–	17,375	(9)	–	17,366
Morgan Stanley & Co.	17,434	(17,434)	–	–	43,051	(17,434)	–	25,617
Royal Bank of Canada	64,079	(64,079)	–	–	4,422,248	(64,079)	–	4,358,169
UBS AG	39,159	(39,159)	–	–	3,660,732	(39,159)	–	3,621,573
Amounts listed as “–” are $0 or round to $0.
22	abrdn Income Credit Strategies Fund

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2025

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2025:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total

Realized Gain/(Loss) on Derivatives Recognized as a Result of Operations:
Forward Currency Contracts	$–	$5,524,775	$–	$–	$–	$5,524,775
Total	$–	$5,524,775	$–	$–	$–	$5,524,775
Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations:
Forward Currency Contracts	$–	$(18,030,197)	$–	$–	$–	$(18,030,197)
Total	$–	$(18,030,197)	$–	$–	$–	$(18,030,197)
Amounts listed as “–” are $0 or round to $0.
Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended April 30, 2025. The table below summarizes the weighted average values of derivatives holdings for the Fund during the six-month period ended April 30, 2025.
Derivative	Average Notional Value
Foreign Currency Contracts Purchased	$24,586,590
Foreign Currency Contracts Sold	$467,676,792
The Fund values derivatives at fair value, as described in the Statement of Operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.
e.  Bank Loans:
The Fund may invest in bank loans. Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participations. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.
The Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.
See “Bank Loan Risk” under “Portfolio Investment Risks” for information regarding the risks associated with an investment in bank loans.
f.  Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions.

abrdn Income Credit Strategies Fund	23

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2025

g.  Distributions:
The Fund intends to make regular monthly distributions of net investment income to holders of Common Shares. The Fund expects to pay its Common Shareholders annually all or substantially all of its investment company taxable income. In addition, at least annually, the Fund intends to distribute all or substantially all of its net capital gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are ordinary income for tax purposes. Distributions to Common Shareholders are recorded on the ex-dividend date.
Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.
h.  Federal Income Taxes:
The Fund intends to continue to qualify as a “regulated investment company” ("RIC") by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.
The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2024 are subject to such review.
i.  Rights Issues and Warrants:
Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.
j.  Foreign Withholding Tax:
Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.
In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under U.S. GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.
k.  Unfunded Loan Commitments:
The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At April 30, 2025 the Fund did not hold any unfunded loan commitments.
l.  Payment-In-Kind:
The Fund may invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind ("PIK") the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.
3.  Agreements and Transactions with Affiliates
a.  Investment Adviser:
abrdn Investments Limited serves as investment adviser to the Fund and abrdn Inc. ("abrdn Inc." or the "Sub-Adviser") serves as the sub-adviser, pursuant to an investment advisory agreement and a sub-advisory agreement, respectively. The Adviser and the Sub-Adviser (collectively, the “Advisers”) are indirect wholly-owned subsidiaries of Aberdeen Group plc. In rendering advisory services, the Advisers may use the resources of investment advisor subsidiaries of Aberdeen Group plc. These affiliates have entered into procedures pursuant to which investment professionals from affiliates may render portfolio management and research services as associated persons of the Advisers.
For its services, the Adviser receives fees at an annual rate of 1.25% of the Fund’s average daily Managed Assets. Managed Assets is defined in

24	abrdn Income Credit Strategies Fund

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2025

the investment advisory agreement as total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage). For the six-month period ended April 30, 2025, the Adviser earned a gross advisory fee of $6,690,268.
Effective March 10, 2023, the Adviser contractually agreed to limit total "Other Expenses" of the Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) as a percentage of net assets attributable to common shares of the Fund to 0.25% per annum of the Fund's average daily net assets (the "Expense Limitation"). The Expense Limitation was renewed and continued effective upon the close of the First Trust/abrdn Global Opportunity Income Fund into the Fund on September 20, 2024, as an Amended and Restated Expense Limitation Agreement. The Amended and Restated Expense Limitation Agreement may not be terminated before September 20, 2025, without the approval of the Fund's trustees who are not “interested persons” of the Fund (as defined in the 1940 Act). For the six-month period ended April 30, 2025, the Adviser waived and assumed a total of $197,970 of the Fund’s other expenses. The Adviser may request and receive reimbursement of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser (the "Reimbursement Requirements").
As of April 30, 2025, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to the Adviser for the Fund, based on expenses reimbursed by the Adviser, including adjustments described above, would be:
Amount Fiscal Year 2022 (Expires 10/31/25)	$519,698
Amount Fiscal Year 2023 (Expires 10/31/26)	$702,879
Amount Fiscal Year 2024 (Expires 10/31/27)	$785,849
Amount Fiscal Year 2025 (Expires 10/31/28)	$197,970
Total*	$2,206,396

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.
b.  Fund Administrator:
abrdn Inc. is the Fund’s Administrator pursuant to an agreement under which abrdn Inc. receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion. For the six-month period ended April 30, 2025, abrdn Inc. earned $659,194 from the Fund for administration services.
c.  Investor Relations:
Under the terms of the Investor Relations Services Agreement approved by the Fund’s Board on June 12, 2018, abrdn Inc. provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by the Adviser or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by abrdn Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by abrdn Inc.
During the six-month period ended April 30, 2025, the Fund incurred investor relations fees of approximately $42,852. For the six-month period ended April 30, 2025, abrdn Inc. did not contribute to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.
d.  Purchase/Sale Transactions Between Affiliates:
The Fund is permitted to buy or sell securities with funds that have a common investment adviser (or investment advisers which are affiliates) under specific procedures which have been approved by the Board. The procedures are designed to satisfy the requirements of Rule 17a-7 of the 1940 Act (“Rule 17a-7”). During the six-month period ended April 30, 2025, the Fund did not engage in any of these trades.
4.  Investment Transactions
Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2025, were $362,613,573 and $356,725,773, respectively.
5.  Capital
The Fund is authorized to issue an unlimited number of common shares of beneficial interest at par value $0.001 per common share. As of April 30, 2025, there were 125,470,678 shares of common stock issued and outstanding.
Additional shares of the Fund may be issued under certain circumstances, including pursuant to the Fund's Dividend Reinvestment and Optional Cash Purchase Plan. Additional

abrdn Income Credit Strategies Fund	25

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2025

information concerning the Automatic Dividend Reinvestment Plan is included within this report.
6.  Open Market Repurchase Program
The Board approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, up to 10% of its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund's investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. If shares are repurchased, the Fund reports repurchase activity on its website on a monthly basis. For the six months ended April 30, 2025, the Fund did not repurchase any shares through the Program. On a quarterly basis, the Board will receive information on any transactions made pursuant to this policy during the prior quarter.
7.  Preferred Shares
The Fund issued and sold 1,600,000 shares of the Fund’s 5.250% Series A Perpetual Preferred Shares, par value $0.001 per share (the “Preferred Shares”) at a price to the public of $25.00 per Common Share (the “Preferred Shares Offering”).
In connection with the Preferred Shares Offering, the Fund entered into an amendment, effective as of May 10, 2021, to the Transfer Agency and Service Agreement with Computershare Trust Company, N.A. and Computershare Inc. to provide services with respect to the Preferred Shares.
The Preferred Shares Offering, priced at $25 per share, resulted in net proceeds to the Fund of approximately $38.2 million after payment of underwriting discounts and commissions and estimated offering expenses payable by the Fund. The Fund applied to list the Preferred Shares on the NYSE under the ticker symbol “ACP PRA.” The Preferred Shares will have a liquidation preference of $25.00 per share, plus accumulated and unpaid dividends The shares have been assigned an A2 rating by Moody’s Investors Service.
The Preferred Shares rank senior to the Fund’s Common Shares in priority of payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the Fund’s affairs; equal in priority with all other future series of preferred shares the Fund may issue as to priority of payment of dividends and as to distributions of assets upon dissolution, liquidation or the winding-up of the Fund’s affairs; and subordinate in right of payment to amounts owed under the Fund’s existing Credit Facility, and to the holder of any future senior Indebtedness, which may be issued without the vote or consent of preferred shareholders.
Holders of the Preferred Shares are entitled to receive quarterly cumulative cash dividend payments at a rate of 5.250%. Dividends and distributions on the Preferred Shares will accumulate from the date of their original issue. Dividends and distributions will be paid quarterly on March 31, June 30, September 30 and December 31 in each year (or, in each case, if such date is not a business day, the next succeeding business day), commencing on June 30, 2021. Distributions are accrued daily and paid quarterly and are presented in the Statement of Assets and Liabilities as a dividend payable to preferred shareholders.
If the Fund fails to have asset coverage of at least 200% with respect to its preferred shares of beneficial interest (including Preferred Shares) (collectively, "preferred shares") as of the close of business on the last business day of each calendar quarter, and such failure is not cured as of the close of business on the date that is 30 calendar days following such business day (the "Asset Coverage Cure Date"), the Fund will fix a redemption date and proceed to redeem the number of preferred shares, including Preferred Shares, as described below at (in the case of Preferred Shares) a price per share equal to the $25.00 per share liquidation preference plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared but excluding interest thereon) through the date fixed for redemption by the Board.
Prior to June 30, 2026, the Preferred Shares are not subject to optional redemption by the Fund unless the redemption is necessary, in the judgment of the Board, to maintain the Fund's status as a RIC under Subchapter M of the Code. On or after June 30, 2026 (any such date, an "Optional Redemption Date"), the Fund may redeem in whole or from time to time in part outstanding Preferred Shares at a redemption price per share equal to the $25.00 per share liquidation preference plus an amount equal to all unpaid dividends and distributions accumulated through the Optional Redemption Date (whether or not earned or declared by the Fund, but excluding interest thereon).
Except for matters that do not require the vote of holders of Preferred Shares under the 1940 Act and except as otherwise provided in the Fund's Governing Documents, or as otherwise required by applicable law, each holder of Preferred Shares will be entitled to one vote for each Preferred Share held by such holder on each matter submitted to a vote of shareholders of the Fund. Except as otherwise provided herein or in the Statement of Preferences, the holders of outstanding preferred shares, including the Preferred Shares, will vote together with holders of the Fund's Common Shares as a single class.
8.  Revolving Credit Facility
On November 23, 2023 the Fund's senior secured 364-day Revolving Credit Facility with BNP Paribas was amended to extend the scheduled commitment termination date to November 20, 2024 with a committed facility amount of $170,000,000 (the "Revolving Credit

26	abrdn Income Credit Strategies Fund

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2025

Facility"). Then on July 22, 2024, the Fund's senior secured 364-day Revolving Credit Facility with BNP Paribas was amended to extend the scheduled commitment termination date to July 21, 2025 with a committed facility amount of $300,000,000. The Fund's outstanding balance as of April 30, 2025 was $260,000,000. The average interest rate on the Revolving Credit Facility during the six-month period ended April 30, 2025 was 5.97%. The average balance for the six-month period ended April 30, 2025 was $240,331,492. Under the terms of the Revolving Credit Facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund. A more detailed description of the Fund's leverage can be found in the Report of the Investment Adviser. Under the Revolving Credit Facility, the Fund is charged interest on amounts borrowed at variable rate, which may be based on the Secured Overnight Financing Rate plus a spread. The interest expense is accrued on a daily basis and is payable to The BNP Paribas on a monthly basis.
The amounts borrowed from the Revolving Credit Facility may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the Revolving Credit Facility will reduce the Fund’s performance.
The Fund may use leverage to the maximum extent permitted by the 1940 Act, which permits leverage to exceed 33.33% of the Fund's total assets (including the amount obtained through leverage) in certain market conditions. The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the Revolving Credit Facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the Revolving Credit Facility. In the event of default under the Revolving Credit Facility, the lender has the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lender may be able to control the liquidation as well. A liquidation of the Fund’s collateral assets in an event of default, or a voluntary paydown of the Revolving Credit Facility in order to avoid an event of default, would typically involve administrative expenses and sometimes penalties. Additionally, such liquidations often involve selling off portions of the Fund’s assets at inopportune times which can result in losses when markets are unfavorable. The Revolving Credit Facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the Revolving Credit Facility will be available for renewal on acceptable terms, if at all.
The credit agreement governing the Revolving Credit Facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Adviser or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the Revolving Credit Facility. The covenants also include a requirement that the Fund maintain net assets of no less than $100,000,000.
9.  Portfolio Investment Risks

a.  Bank Loan Risk:
There are some risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or distributions. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders. Additionally, in certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower, lenders and purchasers of interests in loans, such as the Fund, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, lenders generally rely on the contractual provisions in the loan agreement itself and common law fraud protections under applicable state law.

b.  Credit and Market Risk:
A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the actual or perceived financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes

abrdn Income Credit Strategies Fund	27

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2025

in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.

c.  Emerging Markets Risk:
Investing in the securities of issuers operating in emerging markets involves a high degree of risk and special considerations not typically associated with investing in the securities of other foreign or U.S. issuers. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies or governments located in emerging market countries tend to be especially volatile and may be less liquid than securities traded in developed countries. Securities in these countries have been characterized by greater potential loss than securities of companies and governments located in developed countries. Investments in the securities of issuers located in emerging markets could be affected by risks associated with expropriation and/or nationalization, political or social instability, pervasiveness of corruption and crime, armed conflict, the impact on the economy of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries, and potential difficulties in enforcing contractual obligations.
Russia/Ukraine Risk. In February 2022, Russia commenced a military attack on Ukraine that remains ongoing. The outbreak of hostilities between the two countries and the threat of wider spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of the Fund's investments.

d.  High-Yield Bonds and Other Lower-Rated Securities Risk:
The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

e.  Interest Rate Risk:
The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.
The Fund may be subject to greater interest rate risk of due to the changing interest rate environment and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

f.  Risks Associated with Foreign Securities and Currencies:
Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.
Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments

28	abrdn Income Credit Strategies Fund

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2025

denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Advisers are unsuccessful.
10.  Contingencies
In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

11.  Tax Information
The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized depreciation as of April 30, 2025, were as follows:
Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,088,668,380	$25,590,642	$(90,190,479)	$(64,599,837)
12.  Segment Reporting
In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the new standard impacted disclosures only and did not affect the Fund’s financial position nor the results of its operations. Operating segments are components of a public entity that engage in business activities from which it may recognize revenues and incur expenses, have discrete financial information available, and have their operating results regularly reviewed by the public entity’s chief operating decision maker (“CODM”) when assessing segment performance and making decisions about segment resources. The Chief Financial Officer of the Fund acts as the Fund’s CODM. The CODM monitors the operating results of the Fund as a whole, and the Fund’s asset allocation is managed in accordance with its Prospectus. The Fund operates as a single operating and reporting segment pursuant to its investment objective and principal investment strategy. The Fund’s portfolio composition, total returns, expense ratios and changes in net assets used by the CODM to assess segment performance and make resource allocations are consistent with the information presented within the Fund's financial statements. Segment assets are reflected on the Fund’s Statement of Assets and Liabilities as “Total Assets” and significant segment expenses are listed on the Statement of Operations.

13.  Fund Reorganizations
Effective July 19, 2024, the Fund acquired all of the assets and assumed all of the liabilities of the First Trust High Income Long/Short Fund ("FSD") pursuant a plan of reorganization approved by the Board on October 20, 2023 (the “FSD Reorganization”).
The reorganization was accomplished by a tax-free exchange as follows:
33,291,015 shares of FSD, fair valued at $418,092,109 for 63,035,894 shares of the Fund.
The investment portfolio and cash of FSD, with a fair value of $412,325,321 and identified cost of $417,015,762 were the principal assets acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at value; however, the cost basis of the investments received from FSD was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Fund acquired capital loss carryovers of $118,928,693 which is subject to loss limitations from FSD. Immediately prior to the FSD Reorganization, the investment portfolio and cash of the Fund was $527,960,137.
abrdn Income Credit Strategies Fund	29

Notes to  Financial Statements (unaudited)  (concluded)
April 30, 2025

The chart below shows a summary of net assets and shares outstanding, before and after the FSD Reorganization.
	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gain/(Loss)*
Before Reorganization
First Trust High Income Long/Short Fund	33,291,015	$ 418,092,109	$12.56	$ (4,690,441)	$(144,622,290)
abrdn Income Credit Strategies Fund	52,140,610	345,826,270	6.63	(20,799,568)	(222,571,414)
Total		$763,918,379		$(25,490,009)	$(367,193,704)

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gain/(Loss)*
After Reorganization
abrdn Income Credit Strategies Fund	115,176,540	$763,918,379	$6.63	$(25,490,009)	$(367,193,704)
* Accumulated Net Realized Gain/(Loss) are historical gains and losses that were recorded to the Fund.
Effective September 20, 2024, the Fund acquired all of the assets and assumed all of the liabilities of the First Trust/abrdn Global Opportunity Income Fund ("FAM") pursuant to a plan of reorganization approved by the Board on October 20, 2023 (the “FAM Reorganization”).
The reorganization was accomplished by a tax-free exchange as follows:
10,143,247 shares of FAM, fair valued at $68,340,138 for 10,294,174 shares of the Fund.
The investment portfolio and cash of the FAM, with a fair value of $67,483,662 and identified cost of $66,996,323 were the principal assets acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at value; however, the cost basis of the investments received from FAM was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Fund acquired capital loss carryovers of $34,453,576 which is subject to loss limitations from FAM. Immediately prior to the merger, the investment portfolio and cash of the Fund was $1,078,195,903.
The chart below shows a summary of net assets and shares outstanding, before and after the FAM Reorganization.
	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gain/(Loss)*
Before Reorganization
First Trust/abrdn Global Opportunity Income Fund	10,143,247	$ 68,340,138	$6.74	$ 487,339	$ (36,366,536)
abrdn Income Credit Strategies Fund	115,176,504	764,624,263	6.64	3,701,263	(237,955,444)
Total		$832,964,401		$4,188,602	$(274,321,980)

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gain/(Loss)*
After Reorganization
abrdn Income Credit Strategies Fund	125,470,709	$832,964,401	$6.64	$4,188,602	$(274,321,980)
* Accumulated Net Realized Gain/(Loss) are historical gains and losses that were recorded to the Fund.
14.  Subsequent Events
Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2025, other than as noted below.
On May 9, 2025 and June 10, 2025, the Fund announced that it will pay on May 30, 2025 and June 30, 2025, respectively, a distribution of $0.0775 per share to all shareholders of record as of May 22, 2025 and June 23, 2025, respectively.

30	abrdn Income Credit Strategies Fund

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)

The Fund intends to distribute to shareholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), shareholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the shareholders in administering the Plan. If the Trustees of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the NYSE, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of the Fund's share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.
Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.
If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.
Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only

abrdn Income Credit Strategies Fund	31

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)  (concluded)

be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).
The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 43006, Providence, RI 02940-3078.

32	abrdn Income Credit Strategies Fund

Corporate Information

Trustees
P. Gerald Malone, Chair
Christian Pittard
John Sievwright
Randolph Takian
Nancy Yao
Investment Adviser
abrdn Investments Limited
1 George Street
Edinburgh, EH2 2LL
United Kingdom
Investment Sub-Adviser
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Administrator
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Custodian
State Street Bank and Trust Company
John Adams Building
1776 Heritage Drive
North Quincy, MA 02171
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078
Independent Registered Public Accounting Firm
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215
Legal Counsel
Dechert LLP
1900 K Street N.W.
Washington, D.C. 20006
Investor Relations
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@aberdeenplc.com

The Financial Statements as of April 30, 2025, included in this report, were not audited and accordingly, no opinion is expressed thereon.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.
Shares of abrdn Income Credit Strategies Fund are traded on the NYSE under the symbol “ACP.” Information about the Fund’s net asset value and market price is available at https://www.aberdeeninvestments.com/en-us/investor/investment-solutions/closed-end-funds.
This report, including the financial information herein, is transmitted to the shareholders of abrdn Income Credit Strategies Fund for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future results.

ACP-SEMI-ANNUAL

(b) Not applicable.

Item 2.	Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3.	Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6.	Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report on Form N-CSR.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total No. of Shares Purchased	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs(1)
Month #1 (Nov. 1, 2024 — Nov. 30, 2024)	—	—	—	1,307,407
Month #2 (Dec. 1, 2024 — Dec. 31, 2024)	—	—	—	1,307,407
Month #3 (Jan. 1, 2025 — Jan. 31, 2025)	—	—	—	1,307,407
Month #4 (Feb. 1, 2025 — Feb. 28, 2025)	—	—	—	1,307,407
Month #5 (Mar. 1, 2025 — Mar. 31, 2025)	—	—	—	1,307,407
Month #6 (Apr. 1, 2025 — Apr. 30, 2025)				1,307,407
Total	—	—	—

(1)	On June 12, 2018, the Board approved an open market share repurchase program (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. On a quarterly basis, the Fund’s Board will receive information on any transactions made pursuant to this policy during the prior quarter and management will post the number of shares repurchased on the Fund's website on a monthly basis. Under the terms of the Program, the Fund is permitted to repurchase up to 10% of its outstanding shares of common stock in the open market during any 12 month period. For the six-month period ended April 30, 2025, the Fund did not repurchase any shares through this program.

Item 15.	Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2025, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 16.	Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 18.	Recovery of Erroneously Awarded Compensation

Not appliable

Item 19.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(a)(3)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(5)	Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn Income Credit Strategies Fund

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
abrdn Income Credit Strategies Fund

Date: July 7, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
abrdn Income Credit Strategies Fund

Date: July 7, 2025

By:	/s/ Sharon Ferrari
Sharon Ferrari,
Principal Financial Officer of
abrdn Income Credit Strategies Fund

Date: July 7, 2025